Net Income (Loss) Per Share	9 Months Ended
Jun. 30, 2015
Earnings Per Share [Abstract]
Net Income (Loss) Per Share

13. Net Income (Loss) Per Share

Basic net income per common share is computed by dividing net income by the basic weighted average number of common shares outstanding during the period. Diluted net income per common share is computed by dividing net income by the diluted weighted average number of common shares and common equivalent shares outstanding during the period. The weighted average number of common equivalent shares outstanding has been determined in accordance with the treasury-stock method. Common equivalent shares consist of common stock issuable on the exercise of outstanding options and vesting of restricted stock units when dilutive.

The following table sets forth the computation of basic and diluted earnings per share (“EPS”):

	Nine Months Ended June 30,
	2015	2014
Numerator
Net income (loss)	$(1,192)	$(16,875)

Denominator
Weighted average shares outstanding, basic	36,950,000	25,250,000
Weighted average common equivalent shares	—	—

Weighted average shares outstanding, diluted	36,950,000	25,250,000

Net income (loss) per share, basic and diluted	$(0.03)	$(0.67)

Equity instruments excluded from diluted net income (loss) per share calculation as the effect would have been anti-dilutive:
Stock options	567,664	—
Restricted stock units	570,601	—

For each of the periods presented above for which the Company incurred a net loss the outstanding stock options and restricted stock units have an anti-dilutive effect and therefore all awards have been excluded from the diluted weighted average shares outstanding. Accordingly, basic and diluted weighted average shares for those periods are equal. During the nine months ended June 30, 2014, there were no common share equivalents outstanding.